Exhibit 99.1
Investor Presentation December 2022

Disclaimer This presentation contains forward - looking statements about Palomar Holdings, Inc .. (the “Company”) .. These statements involve known and unknown risks that relate to the Company’s future events or future financial performance and the actual results could differ materially from those discussed in this presentation .. This presentation also includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”) .. For a description of these non - GAAP financial measures and reconciliations of these non - GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendix to this present .. Forward - looking statements generally relate to future events or the Company’s future financial or operating performance .. In some cases, you can identify forward - looking statements because they contain words such as ‘‘may’’, ‘‘will’’, ‘‘should’’, ‘‘expects’’, ‘‘plans’’, ‘‘anticipates’’, ‘‘could’’, ‘‘intends’’, ‘‘target’’, ‘‘projects’’, ‘‘contemplates’’, ‘‘believes’’, ‘‘estimates’’, ‘‘predicts’’, ‘‘would’’, ‘‘potential’’ or ‘‘continue’’ or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions .. These forward - looking statements include, among others, statements relating to our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters .. These forward - looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict .. Such risks and uncertainties include, among others, future results of operations ; financial position ; the impact of the ongoing and global COVID - 19 pandemic ; general economic, political and other risks, including currency and stock market fluctuations and uncertain economic environment ; the volatility of the trading price of our common stock ; and our expectations about market trends .. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward - looking statements, and you should not place undue reliance on the Company’s forward - looking statements .. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward - looking statements the Company makes .. While the Company may elect to update these forward - looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law .. You should, therefore, not rely on these forward - looking statements as representing the Company’s views as of any date subsequent to the date of this presentation .. Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of Palomar Holdings, Inc .. ’s most recent Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q, and other filings with the United States Securities and Exchange Commission .. 2

Company Profile PLMR Q4 2022 Business Update  Strong fourth quarter gross written premium growth via Earthquake and Fronting  Attritional loss results for the fourth quarter will be closer to the high end of the previously guided annual loss ratio range resulting in a full year 2022 loss ratio closer to 21% Reinsurance Update  Palomar is closely monitoring the property catastrophe reinsurance market and feels well positioned to navigate choppiness  Palomar’s third quarter ceded earned premium for its catastrophe reinsurance program was 24% of gross earned premiums for the quarter  Palomar 2X model assumed risk adjusted rate increases on catastrophe XOL reinsurance  $675 million of the catastrophe XOL reinsurance tower is multi - year limit via Torrey Pines Re. catastrophe bonds and does not renew in 2023  Reducing continental wind PML from $250 million to $100 million – most expensive coverage in the North American reinsurance market o Single peril nature of the remainder of the tower is the preferred structure of the reinsurance market  Executed Hawaii Hurricane quota share  Palomar will continue to optimize its primary book to recoup escalating loss costs including rate, inflation, terms and conditions and utilization of E&S company  Palomar has identified several areas to participate in the reinsurance market within uncorrelated exposures at compelling economics o In discussions with key trading partners regarding incremental support and participation in outbound reinsurance  Palomar is confident in the placement of its catastrophe XOL program and execution of its risk transfer strategy broadly 3 TRACK RECORD OF DELIVERING STRONG GROWTH AND CONTINUED PROFITABILITY Specialty insurer using data analytics and underwriting acumen to capitalize on market dislocations and provide disruptive products that resonate with producers, other insurers and reinsurers Leading earthquake insurer in the United States Admitted and E&S offerings with nationwide scope A.M. Best “A - (Excellent)” FSC group rating Risk transfer strategy limits exposure to major events and reduces earnings volatility Multi - channel distribution serving residential and commercial clients Committed to environmental, social, governance, diversity and inclusion initiatives

Q3 Update: 2022 Strategic Initiatives SCALE THE ORGANIZATION 4 SUSTAIN STRONG GROWTH MONETIZE RECENT INVESTMENTS • Generated exceptional GWP growth of 66% year - over - year • 30% same - store growth excluding Fronting • Residential Earthquake and Commercial Earthquake each grew by 19% • Record new business sales for Residential Earthquake in Q3 • Commercial Earthquake achieved intra - quarter rate increases above 10%; • Additional product growth: Inland Marine 58%, Casualty 350%, Commercial All Risk 34% and Residential Flood 20% • PESIC increased 181%; 46% of total GWP • PLMR - FRONT recorded $82 million of GWP; 33% of total GWP • Increased the YE 2022 targeted Fronting GWP range: $180 to $200 million (inclusive of Texas Specialty Homeowners business) • Recent approval of CA General Liability filings should further catalyze Casualty growth • Strong momentum within Excess Property line of business – portfolio focused on non - catastrophe exposed regions ENHANCE EARNINGS PREDICTABILITY • Fee income continued to stabilize and generate predictable earnings • Achieved an adjusted return on equity of 10% excluding realized and unrealized gains and losses (inclusive of $12.5 million full retention loss) • Binary products (Residential Earthquake, Commercial Earthquake and Hawaii Hurricane) excluding Fronting represented 40% of total GWP; strong premium retention of 88% for binary products enhances visibility into future results • Aggregate reinsurance protects against event frequency and establishes an adjusted ROE floor of approximately 14% • Continued reduction of continental US wind exposure • Using technology and process optimization to reduce organizational costs enabling future scale and margin expansion • Hired talent and expertise within underwriting department to support newer lines of business • Continued investment within analytics, actuarial, technology and operations departments to support growth • New hires leverage existing technology and infrastructure platforms to scale new initiatives efficiently

PLMR 2X FUNDAMENTAL PRINCIPLES KEY COMPONENTS • Organic growth • A nchored by non - attritional loss business ( Earthquake and Hawaii Hurricane ) • Entry into new markets driven by replicable, analytics - driven process • Continued reduction in non - earthquake catastrophic exposure • Conservative and comprehensive risk transfer strategy • Fee income as a complementary and diversifying income stream • Investments in people, processes and systems to effectively scale the business • Commitment to ESG • Earthquake • Fronting • Inland Marine: Builders Risk • General Casualty • Excess Property • Professional Liability • Flood FINANCIAL OBJECTIVES • Continually doubling Underwriting Income over an intermediate timeframe through organic growth • Adjusted ROE greater than 20% • Maintain industry leading profit margins 5 PHILOSOPHY : AN ORGANIC BUSINESS STRATEGY DESIGNED TO DOUBLE ADJUSTED UNDERWRITING INCOME IN A PREDICTABLE MANNER OVER AN INTERMEDIATE TIMEFRAME Q3 DEMONSTRATED FURTHER EXECUTION OF THE PALOMAR 2X STRATEGIC PLAN

LEARNING IDENTIFY MARKETS LEVERAGE TALENT SYSTEMS & ANALYTICS RISK TRANSFER DISTRIBUTION DIVERSIFY GROWTH The Palomar Approach 6 PREDICTABLE EARNINGS CASUALTY EXCESS PROPERTY FRONTING TX SPECIALTY HOMEOWNERS RESIDENTIAL FLOOD E&S COMMERCIAL ALL RISK RESIDENTIAL EARTHQUAKE ADMITTED COMMERCIAL ALL RISK HAWAII HURRICANE COMMERCIAL EARTHQUAKE INLAND MARINE NON - TX SPECIALTY HOMEOWNERS ESTABLISHED EMERGING RUN - OFF / EXITED TRANSITIONED A REPLICABLE AND MATURE OPERATIONAL PROCESS THAT CONSISTENTLY ASSESSES OUR PRODUCT SUITE TO ENSURE OUR OVERARCHING FINANCIAL OBJECTIVE: PREDICTABLE EARNINGS

7 MARKETS • Markets with attractive long term returns but fragmented competition • Straightforward risks, legal environments and claims processes • Willingness to enter dislocated markets • Scalable underwriting approach combining data analysis with human expertise • Lines of business that can leverage automation and improved risk selection at scale • Straightforward risks that can be quoted efficiently and perform homogenously • Open architecture model that leverages multiple distribution channels • Opportunities to solve a clear market need for producers • Internal Inside Sales team extends agency reach and offers personalized service • Comprehensive risk transfer program utilizing excess of loss, quota share and property per risk coverages • Accumulate risks with attractive returns that are hard for reinsurers to access or aggregate • Flexibility to modify risk appetite and strategy to suit market conditions and maturity of programs • Products that are A.M. Best rated and clearly differentiated from alternatives • Flexible coverages compared to alternatives with rigid forms or limited options • Personal and commercial products available on an admitted and E&S basis PRODUCTS DISTRIBUTION UNDERWRITING RISK TRANSFER Combining data analytics, underwriting acumen and technology to create flexible products that deliver value for policy holders, producers, reinsurers and insurance company partners Our Strategy

Comprehensive Risk Transfer Program

- **XOL reinsurance coverage up to $2.08 billion for earthquake events and $900 million for hurricane events**
  - **Panel includes over 100 highly rated reinsurers and cat bond investors**
  - **Event retention of $12.5 million represents 3% of stockholders' equity as of 9/30/22**
- **$25 million excess $30 million of catastrophe aggregate limit effective 4/1/2022**
  - **Established an adjusted ROE floor of approximately 14% for full year 2022 based on the mid-point of the updated adjusted net income range of $82 - $85 million[(1)]**
  - **Covered perils include but are not limited to earthquake, hurricane, convective storms and floods above a qualifying level of $2 million in ultimate gross loss**
- **Quota share reinsurance used to further mitigate the impact of losses**
  - **Cede majority of exposure for attritional lines of business and earn attractive ceding commission**
  - **Utilize quota share and per risk coverage to manage net exposure to any single risk**



EARTHQUAKE-ONLY LAYERS* ($875Mx250M, No Reinstatement)
CORE CAT XOL TOWER
CA COMMERCIAL EARTHQUAKE QUOTA SHARE*
20% CESSION
80% RETENTION
TRADITIONAL
CAT BOND
CAT BOND
CAT BOND
TRADITIONAL
CAT BOND
$250M RETENTION
$1.07B EARTHQUAKE
EARTHQUAKE ONLY
$900M HAWAII HURRICANE
EARTHQUAKE + HAWAII HURRICANE
$250M ALL PERILS
ALL PERILS
$17.5x12.5M SPLIT EQ-ONLY & AOP
$12.5M RETENTION
CAT AGG
$25M LIMIT
$30M RETENTION
*INURES TO BENEFIT OF CORE XOL TOWER

Palomar

8

1. *Full year 2022 adjusted net income guidance range. The range includes additional reinsurance expense resulting from Hurricane Ian and excludes catastrophes and realized and unrealized gains and losses.*

• In - depth portfolio analytics conducted on a monthly basis utilizing multiple catastrophe models, deterministic loss scenarios an d exposure profiles to assess risk to catastrophe losses and evaluate reinsurance coverage needs • The current program, effective June 1, 2022, provides ground up coverage to $2.08 billion for earthquake events and $900 mill ion for Hawaii hurricane events, substantially in excess of the modeled loss anticipated with the recurrence of the most severe historically significa nt catastrophes Reinsurance Program Designed to Minimize Earnings Volatility 1. Based on exposure as of 6/30/2022 9 REINSURANCE COVERAGE WELL IN EXCESS OF MODELED HISTORICAL EVENTS ($M) $2,080 $1,582 $1,126 $573 $518 $496 $319 $313 $291 $424 $900 Total PLMR EQ Limit CA 1906 San Francisco M 7.8 CA 1994 Northridge M 6.7 CA 1971 San Fernado M 6.7 NM 1811-12 Sequence M 7.8 CA 1868 Hayward M 7.0 NW 1949 Puget Sound M 6.5 CA 1857 Fort Tejon M 7.9 CA 1933 Long Beach M 6.4 HI 1992 HU Iniki Total PLMR HI HU Limit HISTORICAL EVENTS (1)

Entrepreneurial and Experienced Management Team

LEADING SPECIALTY INSURANCE TALENT CONTINUES TO EXECUTE AND ADD DEPTH TO THE ORGANIZATION

NAME	EXPERIENCE (YRS)	PRIOR PROFESSIONAL EXPERIENCE
Mac Armstrong | Chairman & Chief Executive Officer	25+	Arrowhead General Insurance Agency | Spectrum Equity | Alex. Brown & Sons
Jon Christianson | President	20+	Holborn Corporation | John B. Collins Associates | Guy Carpenter
Chris Uchida | Chief Financial Officer	25+	Arrowhead General Insurance Agency | PwC
Jon Knutzen | Chief Risk Officer	25+	TigerRisk Partners | Holborn Corporation | Guy Carpenter
Michelle Johnson | Chief Talent & Diversity Officer	20+	Option One Mortgage | AMN Healthcare | Panasonic Avionics Corporation
Angela Grant | Chief Legal Officer	30+	CSE Insurance Group | Hippo | Esurance | Kemper | GEICO
Robert Beyerle | Chief Underwriting Officer	20+	Great American Insurance Company | Acordia Southeast
Mark Brose | Chief Technology Officer	25+	Agosto Inc. | Gravie | Best Buy
Greg Tupper | Chief Information Security Officer	25+	UnitedHealth Group | Mocon | WellBeats

10

Palomar

Commitment To ESG 11 • Commitment to Environmental, Social and Governance (“ESG”) matters are fundamental to the business strategy and mission • Values - driven workplace that integrates ESG considerations into strategy, operations, capital allocation and investment decisions • Continue to take steps to reduce overall carbon footprint OVERVIEW TRANSPARENCY ESG PRIORITIES Access the ESG Portal and 2022 Sustainability & Citizenship Report Here: https://plmr.com/esg/ Reporting Aligned with Following Frameworks Climate Strategy Safety & Health Disaster Preparedness & Response Human Rights Diversity & Inclusion Community & Team Member Well - being Investment Management Governance Practices Data Privacy & Cybersecurity ENVIRONMENTAL 1 SOCIAL 2 GOVERNANCE 3 Human Capital Management As Asset Owners, Public Commitments / Signatories to Responsible Investment Initiatives

23% 24% 3% 14% 12% 15% 2018 2019 2020 2021 YTD'21 YTD'22 +3% Proven Business Model 12 GROWTH PROFITABILITY SHAREHOLDER RETURNS $20 $38 $9 $53 $34 $44 2018 2019 2020 2021 YTD'21 YTD'22 Gross Written Premium ($M) Adjusted Return on Equity Adjusted Net Income $155 $252 $354 $535 $385 $643 2018 2019 2020 2021 YTD'21 YTD'22 +67% 1. This slide contains non - GAAP metrics. See GAAP reconciliation in the Appendix. +29%

2022 Guidance 13 FULL YEAR 2022 CURRENT OUTLOOK Adjusted net income $82 to $85 million • Updated full year 2022 adjusted net income guidance of $82 to $85 million • Includes additional reinsurance expense resulting from Hurricane Ian • Excludes catastrophe losses and realized and unrealized gains and losses • Adjusted net income growth of 48% at the midpoint of the guidance range • Full year adjusted return on equity floor of approximately 14% with renewed aggregate program effective 4/1/2022 1. This slide contains non - GAAP metrics. See GAAP reconciliation in the Appendix.

Appendix 14

Third Quarter & YTD 2022 Financial Highlights

In Thousands	Three Months Ended September 30		Nine Months Ended September 30	
	2022	2021	2022	2021
Gross written premiums	$ 253,128	$ 152,332	$ 642,751	$ 385,267
Ceded written premium	(161,930)	(58,073)	(374,109)	(153,005)
Net written premiums	91,198	94,259	268,642	232,262
Net earned premiums	77,942	64,720	234,239	165,988
Commission and other income	1,362	1,018	3,129	2,735
Total underwriting revenues (1)	79,304	65,738	237,368	168,723
Losses and loss adjustment expenses	30,900	28,475	60,251	31,288
Acquisition expenses	27,210	26,412	83,928	68,150
Other underwriting expenses	17,114	12,652	51,233	39,438
Underwriting income (1)	4,080	(1,801)	41,956	29,847
Interest Expense	(270)	--	(475)	--
Net investment income	3,744	2,236	9,462	6,649
Net realized and unrealized gains on investments	(2,356)	(313)	(8,369)	(752)
Income before income taxes	5,198	122	42,574	35,744
Income tax expense	912	(124)	9,163	6,529
Net income	**$ 4,286**	**$ 246**	**$ 33,411**	**$ 29,215**
Expenses Associated with transactions	45	--	130	411
Stock-based compensation expense	3,092	1,525	8,556	3,370
Amortization of intangibles	313	115	942	704
Expenses associated with catastrophe bond	--	--	1,992	1,698
Tax Impact	(376)	(166)	(1,395)	(1,156)
Adjusted net income (1)	**$ 7,360**	**$ 1,720**	**$ 43,636**	**$ 34,242**
Key Financial and Operating Metrics				
Annualized Return on equity	4.6%	0.3%	11.7%	10.5%
Annualized Adjusted return on equity (1)	7.9%	1.8%	15.3%	12.3%
Loss ratio	39.6%	44.0%	25.7%	18.8%
Expense ratio	55.1%	58.8%	56.4%	63.2%
Combined ratio	94.8%	102.8%	82.1%	82.0%
Adjusted combined ratio (1)	90.3%	100.2%	77.1%	78.3%
Diluted earnings per share	$ 0.17	$ 0.01	$ 1.29	$ 1.12
Diluted adjusted earnings per share (1)	$ 0.29	$ 0.07	$ 1.69	$ 1.31
Catastrophe losses	$ 12,500	$ 17,487	$ 13,529	$ 6,719
Catastrophe loss ratio (1)	16.0%	27.0%	5.8%	4.0%
Adjusted combined ratio excluding catastrophe losses (1)	74.3%	73.2%	71.4%	74.2%
Adjusted underwriting income	$ 7,530	$ (161)	$ 53,576	$ 36,030

(1) Indicates non-GAAP financial measure; see " Reconciliation of Non-GAAP Financial Measures" for a reconciliation of the non-GAAP financial measures to their most directly comparable financial measures prepared in accordance with GAAP.

Palomar

15

Reconciliation Of Non-GAAP Metrics Used In This Presentation

In Thousands	Three Months Ended September 30		Nine Months Ended September 30	
	2022	2021	2022	2021
Gross earned premiums	$ 186,938	$ 117,276	$ 484,005	$ 311,088
Ceded earned premiums	(108,996)	(52,556)	(249,766)	(145,100)
Net earned premiums	$ 77,942	$ 64,720	$ 234,239	$ 165,988
Net earned premium ratio	**41.7%**	**55.2%**	**48.4%**	**53.4%**
Total revenue	$ 80,692	$ 67,661	$ 238,461	$ 174,620
Net Investment income	(3,744)	(2,236)	(9,462)	(6,649)
Net realized and unrealized (gains) losses on investments	2,356	313	8,369	752
Underwriting revenue	**$ 79,304**	**$ 65,738**	**$ 237,368**	**$ 168,723**
Income before income taxes	$ 5,198	$ 122	$ 42,574	$ 35,744
Net investment income	(3,744)	(2,236)	(9,462)	(6,649)
Net realized and unrealized (gains) losses on investments	2,356	313	8,369	752
Interest expense	270	--	475	--
Underwriting income	**$ 4,080**	**$ (1,801)**	**$ 41,956**	**$ 29,847**
Expenses associated with transactions	45	--	130	411
Stock-based compensation expense	3,092	1,525	8,556	3,370
Amortization of intangibles	313	115	942	704
Expenses associated with catastrophe bond, net of rebate	--	--	1,992	1,698
Adjusted underwriting income	**$ 7,530**	**$ (161)**	**$ 53,576**	**$ 36,030**
Net Income	$ 4,286	$ 246	$ 33,411	$ 29,215
Expenses associated with transactions	45	--	130	411
Stock-based compensation expense	3,092	1,525	8,556	3,370
Amortization of intangibles	313	115	942	704
Expenses associated with catastrophe bond, net of rebate	--	--	1,992	1,698
Tax impact	(376)	(166)	(1,395)	(1,156)
Adjust net income	**$ 7,360**	**$ 1,720**	**$ 43,636**	**$ 34,242**
Annualized adjusted net income	$ 29,411	$ 6,880	$ 58,181	$ 45,656
Average stockholders' equity	$ 372,955	$ 377,260	$ 381,007	$ 370,745
Annualized adjusted return on equity	**7.9%**	**1.8%**	**15.3%**	**12.3%**

16

Palomar

Reconciliation Of Non - GAAP Metrics Used In This Presentation 17 In Thousands Three Months Ended September 30 Nine Months Ended September 30 2022 2021 2022 2021 Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income $ 73,862 $ 66,521 $ 192,283 $ 136,141 Denominator: Net earned premiums $ 77,942 $ 64,720 $ 234,239 $ 165,988 Combined Ratio 94.8% 102.8% 82.1% 82.0% Adjustments to numerator: Expenses associated with transactions and stock offerings $ (45) $ -- $ (130) $ (411) Stock - based compensation expense (3,092) (1,525) (8,556) (3,370) Amortization of intangibles (313) (115) (942) (704) Expenses associated with catastrophe bond, net of rebate -- -- (1,992) (1,698) Adjusted combined ratio 90.3% 100.2% 77.1% 78.3% Adjusted net income $ 7,360 $ 1,720 $ 43,636 $ 34,242 Weighted - average common shares outstanding, diluted 25,787,625 26,043,680 25,808,387 26,133,664 Diluted adjusted earnings per share $ 0.29 $ 0.07 $ 1.69 $ 1.31 Numerator: Losses and Loss adjustment expenses $ 30,900 $ 28,475 $ 60,251 $ 31,288 Denominator: Net earned premiums $ 77,942 $ 64,720 $ 234,239 $ 165,988 Loss ratio 39.6% 44.0% 25.7% 18.8% Numerator: Catastrophe losses $ 12,500 $ 17,487 $ 13,529 $ 6,719 Denominator: Net earned premiums $ 77,942 $ 64,720 $ 234,239 $ 165,988 Catastrophe loss ratio 16.0% 27.0% 5.8% 4.0%

Reconciliation Of Non - GAAP Metrics Used In This Presentation 18 In Thousands Three Months Ended September 30 Nine Months Ended September 30 2022 2021 2022 2021 Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income $ 73,862 $ 66,521 $ 192,283 $ 136,141 Denominator: Net earned premiums $ 77,942 $ 64,720 $ 234,239 $ 165,988 Combined ratio 94.8% 102.8% 82.1% 82.0% Adjustments to numerator: Expenses associated with transactions $ (45) $ -- $ (130) $ (411) Stock - based compensation expense (3,092) (1,525) (8,556) (3,370) Amortization of intangibles (313) (115) (942) (704) Expenses associated with catastrophe bond, net of rebate -- -- (1,992) (1,698) Catastrophe Losses (12,500) (17,487) (13,529) (6,719) Adjusted combined ratio excluding catastrophe losses 74.3% 73.2% 71.4% 74.2%

23.5% 12.9% 3.7% 32.5% 12.2% 5.1% 3.6% 1.5% 5.0% Historical Growth and Current Business Mix 19 Q3 2022 GWP: $253M 2014 2015 2016 2017 2018 2019 2020 2021 YTD'21 YTD'22 Annual Gross Written Premium By Year $17M $55M $82M $120M $155M $ 252 M $ 354 M $535M $ 643 M $ 385 M Residential Earthquake Commercial Earthquake Hawaii Hurricane Fronting Inland Marine Casualty Commercial All Risk Residential Flood Other

Innovative Technology Platform 20 • Technology systems built for automation and efficiency • Integration between pricing models, policy administration and analytics • Ability to rapidly quote and bind policies for producers • API development for partners with Palomar Automated Submission System (PASS) • Real - time data and event reporting • Seamless communication with partner carriers and reinsurers • Scalable platform reduces operating costs and improves efficiency API Capabilities Customized API integration providing a streamlined transaction process to satisfy partner needs EMPHASIS ON THE USE OF TECHNOLOGY AND ANALYTICS ACROSS OUR BUSINESS

Flexible Distribution Network 21 • Predominant channel for commercial property and casualty insurance • Much higher average premium than retail business • Rapid scale via utilization of existing distribution infrastructures • Products ultimately sold by retailers and wholesalers • Companion offers • Direct appointments with captive agents • Reinsurance for existing and new risks RETAIL AGENTS WHOLESALE BROKERS PROGRAM ADMINISTRATORS CARRIER PARTNERSHIPS • Primarily distribute personal lines products • High retention rates and rate stability • Cross - selling potential • Direct access to PASS, our agency portal MULTIPLE SOURCES OF GROWTH AND THE FLEXIBILITY TO RAPIDLY CAPITALIZE ON CHANGING MARKET CONDITIONS UNIQUE DISTRIBUTION MODEL LEVERAGES SCALABILITY AND ACCESS TO DIFFERENT MARKETS INCREASED DISTRIBUTION FOOTPRINT BY 16% YEAR - OVER - YEAR

*Does not include all partnerships 2014 2022 2021 2020 2019 2018 2017 2016 2015 2014 STRATEGIC MATTERS Strategic Partnerships 22 Eight years of partnerships continue with one of the most robust pipelines in the company’s history across multiple product c ate gories